UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 16, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.      Entry into a Material Definitive Agreement

RBS Forbearance Extension

As previously reported, on May 19, 2017, GulfMark Americas, Inc. (“GulfMark Americas”) and GulfMark Management, Inc. (“GulfMark Management”), each a subsidiary of GulfMark Offshore, Inc. (the “Company”), entered into a forbearance agreement (the “RBS Forbearance Agreement”) with The Royal Bank of Scotland plc, as agent for the lenders (the “Agent”), relating to that certain Multicurrency Facility Agreement dated as of September 26, 2014 (as amended, supplemented and/or restated from time to time, the “RBS Facility Agreement”). Pursuant to the RBS Forbearance Agreement, the Agent agreed, among other things, to waive the defaults and events of default specified in the RBS Forbearance Agreement and to forbear from exercising any rights or remedies under the RBS Facility Agreement as a result of any such defaults and events of default specified in the RBS Forbearance Agreement until the earlier of May 31, 2017 and the occurrence of any of the early termination events specified in the RBS Forbearance Agreement. On May 31, 2017, GulfMark Americas and GulfMark Management entered into an extension agreement with the Agent that extended the forbearance period until the earlier of June 16, 2017 and the occurrence of any of the specified early termination events.  GulfMark Americas and GulfMark Management entered into a second extension agreement (the “RBS Extension Agreement”) with the Agent as of June 16, 2017 that extends the forbearance period until the earlier of (x) the later of (i) 12:01 a.m. (New York time) June 27, 2017 and (ii) 12:01 a.m. on the business date that immediately follows the date on which a hearing to approve the disclosure statement in the bankruptcy case of the Company is held and concluded, but not later than June 30, 2017, and (y) the occurrence of any of the specified early termination events.

A copy of the RBS Extension Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the RBS Extension Agreement is qualified in its entirety by the full text of such exhibit.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit number	Description

10.1	RBS Extension Agreement dated June 16, 2017 among GulfMark Americas, GulfMark Management and the Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer